NEWPARK

Newpark Resources Presentation

November 2015

NYSE: NR

NEWPARK

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2014, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our customer concentration and cyclical nature of our industry, operating hazards inherent in the oil and natural gas industry, our international operations, the cost and continued availability of borrowed funds, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our market competition, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW

Consolidated Revenues


Full Year
First Nine Months
14% CAGR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
$667
$909
$984
$1,042
$1,118
$812
$526
2010
2011
2012
2013
2014
2015

First Nine Months 2015 Revenue by Segment


14%
86%
Fluids Systems
Mats and Integrated Services

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customer markets:**
  - Oil and Gas Industry
  - Recent expansion into utilities market (Mats)
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

EXPANDING GLOBAL PRESENCE



First Nine Months 2015 Revenue by Region
U.S.
EMEA
Latin America
APAC
Canada
58%
24%
7%
3%
8%
Contract awards to begin within 12 months

FLUIDS SYSTEMS - OVERVIEW

Total Segment Revenues



$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
Full Year
First Nine Months
$409
$598
$799
$862
$926
$965
$704
$451
2009
2010
2011
2012
2013
2014
2015

First Nine Months 2015 – Revenue by Region



3%
9%
26%
9%
53%
U.S.
Canada
EMEA
Latin America
APAC

- Largest independent drilling fluids provider
  - 3rd largest drilling fluids company worldwide*
- Seek to capitalize on current competitive diversions to drive market share gains
- Geographic reach continuing to expand, leveraging IOC/NOC relationships

*Based on company data

NEWPARK

OUR FOCUS ON TECHNOLOGY

- **Driving to be the recognized leader in innovative fluids chemistry and service quality**
- **Worldwide Technology Center opened in 2013, serving as the foundation to our expanding capabilities and new product development**
- **Continuing to drive transition to water-based drilling fluid chemistry, including our patented Evolution® family of systems**
- **Investing in new product offerings to enhance drilling efficiency while minimizing impact to the environment**


NEWPARK
TECHNOLOGY CENTER



NEWPARK

EVOLUTION TECHNOLOGY

- **Patented Evolution system continues to demonstrate superior drilling performance, reducing total drilling cost**
- **Premium margin compared to traditional fluid systems**
- **Investing in new chemical blending plant and distribution warehouse for Evolution and other proprietary products**
- **2015 impacted by reduction in NAM drilling and customer tendency to seek lowest-unit cost product**

Evolution Revenues



Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
Full Year
First Nine Months
$27
$67
$110
$120
$251
$183
$81
2010
2011
2012
2013
2014
2015

Revenue Mix – First Nine Months 2015



82%
18%
All other products
Evolution

Evolution by Region – First Nine Months 2015



5%
6%
89%
APAC
EMEA
North America

NEWPARK

Expansion into Deepwater GOM

- **Deepwater foundation established in Brazil**
  - Expanded into Black Sea in 2014
  - Uruguay ultra-deepwater project in 2016
- **Deepwater market penetration aligns with efforts to expand IOC/NOC relationships**
  - Newpark recognized as "best in class" fluids alternative to integrated service providers
- **Initiated a $30M project in 2014 to upgrade capabilities and expand capacity in Deepwater Gulf of Mexico shore base**
  - Deepwater GOM represents meaningful market with minimal historical presence
- **Launched Kronos™ in 2015, a suite of fluids systems developed for deepwater applications**
- **Appointed Tim Armand V.P. of U.S. Offshore Operations, with 30 yrs. of experience predominantly offshore**



Port Fourchon Facility Expansion
Deepwater Hub and GoM Gateway
Features & Enhancements
› Significant increases in mixing and storage capacities
› Advanced pump technology to reduce loading times
› Unique bulk salt transport system for safe, streamlined operations
› Onsite fluids reconditioning and storage
› Upgraded living quarters with offices and laboratory
www.newparkdf.com
NEWPARK
DRILLING FLUIDS

NEWPARK

FLUIDS SYSTEMS – NORTH AMERICA


North American Revenues
Full Year
First Nine Months
Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$268
$425
$585
$615
$654
$687
$489
$279
2009
2010
2011
2012
2013
2014
2015


NAM U.S Rig Count & Market Share(1)
NAM Rig Count
Market Share
2,500
2,000
1,500
1,000
500
-
16%
15%
14%
13%
12%
11%
10%
2,283
2,114
2,241
1,259
2012
2013
2014
First Nine Months 2015

(1) Source: BHI and company data

- Revenues impacted by sharp decline in drilling activity and operators reducing well expenditures
- Service quality and focus driving share gains in a difficult market environment
- Actively managing operating costs, seeking to match cost structure to activity levels
  - Reduced workforce ~45% since the beginning of 2015

NEWPARK

FLUID SYSTEMS - INTERNATIONAL


International Revenues
Full Year
First Nine Months
15% CAGR
$300
$250
$200
$150
$100
$50
$0
$141
$172
$214
$246
$272
$278
$215
$172
2009
2010
2011
2012
2013
2014
2015


Revenues by Region
APAC
LATAM
EMEA
$25
$116
$61
$111
$25
$76
$113
$42
$87
$117
$36
$99
$137
$28
$84
$166
$15
$38
$119
2009
2010
2011
2012
2013
2014
First Nine Months 2015

- **International expansion is key to our strategy**
- **More stable than NAM**
  - Longer term contracts
  - Largely IOC's/NOC's
  - Few competitors
- **Key contract awards driving current year growth in EMEA region**
  - Kuwait (KOC)
  - Algeria (Sonatrach)
  - Black Sea Deepwater
- **Continuing to gain momentum with recent awards**
  - Republic of Congo (ENI)
  - Uruguay ultra-deepwater (Total)
- **Current year revenues include ~$50m y/y decline from currency rates (strong U.S. dollar)**

NEWPARK

Fluids Opportunities in the Downturn

- **Complete "next level" infrastructure investments, preparing for eventual recovery**
- **Strengthen our organizational capabilities by adding key talent**
  - "Fluids focused" culture
  - Commitment to providing the resources required to become the recognized global leader in drilling fluids
- **In light of changing competitive landscape, build upon the momentum with IOC's/NOC's and accelerate global expansion**





MATS & INTEGRATED SERVICES OVERVIEW

- **Leading provider of engineered worksite solutions**
- **Patented technology and size of composite mat rental fleet provide competitive advantage**
- **Revenues include rentals and sale of DURA-BASE composite mats**
  - Mat sales targeted to international E&P and non-oil and gas customers
- **Established core rental business in NAM exploration market, where mats reduce operator's costs and improves environmental protection during drilling and completion phase**
  - Seeking to accelerate growth by expanding into new geographic markets and industries



Total Segment Revenues
Full Year
First Nine Months
33% CAGR
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$116
$153
$108
$75
2009
2010
2011
2012
2013
2014
2015



First Nine Months 2015 Revenues by Market
Mat Sales
Rental - NAM Exploration
Rental - NAM Utilities & Pipeline
Rental - U.K. Utilities & Other
20%
55%
15%
10%

NEWPARK

MATS & INTEGRATED SERVICE STRATEGY

- **Key investments made to support future growth**
  - Manufacturing capacity expanded
  - R&D center nearing completion
- **Transform wellsite offering to system solution, driving lowest cost to operators**
  - Defender Spill Containment System
  - Mobile Cleaning System
  - Other enhancements (lighting, safety barriers, etc.)


DURA-BASE T-REX
MAT CLEANING SYSTEM

- **Diversify beyond the wellsite**
  - Accelerate penetration of non-exploration markets, both domestically and internationally
  - Commercialize differentiated system enhancements, including EPZ Grounding System® for the utility industry

NEWPARK

Capital Deployment Strategy


Capital Deployment
Capital Investments
Acquisitions
Share Repurchases
100%
80%
60%
40%
20%
0%
34%
36%
30%
11%
8%
81%
33%
67%
3%
97%
2012
2013
2014
First Nine Months 2015


Capital Structure
Total Debt
Net Debt
Debt to Book Capital Ratio
Debt ($ millions)
$300
$250
$200
$150
$100
$50
$0
$259
$212
$186
$120
$184
$99
$178
$65
35%
32%
29%
26%
23%
20%
2012
2013
2014
Q3 2015

- **Maintain a disciplined approach toward capital deployment with decisions based on long-term impact to return on invested capital**
- **Balancing priorities through the cycle**
  - **Near-term Focus**
    - Reduce working capital and maintain strong balance sheet
    - Complete current strategic capital projects
  - **Long-term Priorities**
    - Organic growth investments
    - Mergers and acquisitions
    - Return to shareholders (share repurchase)

BALANCING SHORT-TERM ACTIONS WITH LONG-TERM FOCUS

Revenue and EBITDA Margin*


Full Year
First Nine Months
$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
$667
$909
$984
$1,042
$1,118
$812
$526
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
EBITDA Margin
2010
2011
2012
2013
2014
2015

*Reflects reported operating income plus depreciation and amortization expense, as a percent of consolidated revenues

U.S. Drilling Rig Type*


Horizontal
Vertical
Directional
1,600
1,400
1,200
1,000
800
600
400
200
0
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15

* Source: Baker Hughes

- **Short-Term Actions**
  - **Actively monitoring and adjusting the business to current activity levels in North America**
  - **Reduce discretionary spending and seeking cost reductions from suppliers**
  - **Deferral of discretionary capital investments**

- **Long-term Focus**
  - **Continue investing in strategic capital projects**
    - IOC/deepwater focus in fluids
    - R&D center in Mats
  - **Aggressively pursue non-E&P market expansion in mats**
  - **Selectively seek to strengthen core competencies during cycle**

APPENDIX

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)	Three Months Ended			Nine Months Ended	
(In thousands, except per share data)	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenues	$ 154,170	$ 163,644	$ 296,964	$ 526,278	$ 812,254
Cost of revenues	138,283	142,155	228,661	457,072	639,932
Selling, general and administrative expenses	25,859	23,963	28,754	75,800	82,258
Other operating (income) loss, net	(709)	(792)	117	(1,777)	(1,941)
Operating income (loss)	(9,263)	(1,682)	39,432	(4,817)	92,005
Foreign currency exchange (gain) loss	3,236	(410)	1,221	4,390	(530)
Interest expense, net	2,129	2,224	2,321	6,608	8,071
Income (loss) from continuing operations before income taxes	(14,628)	(3,496)	35,890	(15,815)	84,464
Provision for income taxes	(10,157)	758	12,398	(8,083)	28,901
Income (loss) from continuing operations	(4,471)	(4,254)	23,492	(7,732)	55,563
Income from discontinued operations, net of tax	-	-	-	-	1,152
Gain from disposal of discontinued operations, net of tax	-	-	-	-	22,117
Net income (loss)	$ (4,471)	$ (4,254)	$ 23,492	$ (7,732)	$ 78,832
Income (loss) per common share -basic:					
Income (loss) from continuing operations	$ (0.05)	$ (0.05)	$ 0.29	$ (0.09)	$ 0.67
Income from discontinued operations	-	-	-	-	0.28
Net income (loss)	$ (0.05)	$ (0.05)	$ 0.29	$ (0.09)	$ 0.95
Income (loss) per common share -diluted:					
Income (loss) from continuing operations	$ (0.05)	$ (0.05)	$ 0.25	$ (0.09)	$ 0.59
Income from discontinued operations	-	-	-	-	0.23
Net income (loss)	$ (0.05)	$ (0.05)	$ 0.25	$ (0.09)	$ 0.82

NEWPARK

OPERATING SEGMENT RESULTS

(Unaudited)	Three Months Ended		
(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014
Revenues			
Fluids systems	$ 138,765	$ 140,344	$ 251,234
Mats and integrated services	15,405	23,300	45,730
Total revenues	$ 154,170	$ 163,644	$ 296,964
Operating income (loss)			
Fluids systems	$ (1,246)	$ (223)	$ 27,756
Mats and integrated services	(128)	6,555	20,541
Corporate office	(7,889)	(8,014)	(8,865)
Total operating income (loss)	$ (9,263)	$ (1,682)	$ 39,432
Segment operating margin			
Fluids systems	(0.9%)	(0.2%)	11.0%
Mats and integrated services	(0.8%)	28.1%	44.9%

NEWPARK

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share data)	September 30, 2015	December 31, 2014
ASSETS		
Cash and cash equivalents	$ 113,850	$ 85,052
Receivables, net	176,640	318,600
Inventories	176,828	196,556
Deferred tax assets	4,367	11,013
Prepaid expenses and other current assets	30,116	12,615
Total current assets	501,801	623,836
Property, plant and equipment, net	302,404	283,361
Goodwill	89,749	91,893
Other intangible assets, net	12,190	15,666
Other assets	6,526	5,366
Total assets	$ 912,670	$ 1,020,122
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 5,913	$ 11,648
Accounts payable	65,230	108,242
Accrued liabilities	42,895	53,342
Total current liabilities	114,038	173,232
Long-term debt, less current portion	172,497	172,498
Deferred tax liabilities	17,058	37,694
Other noncurrent liabilities	5,464	11,240
Total liabilities	309,057	394,664
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 99,371,066 and 99,204,318 shares issued, respectively	994	992
Paid-in capital	530,059	521,228
Accumulated other comprehensive loss	(54,339)	(31,992)
Retained earnings	254,884	262,616
Treasury stock, at cost; 15,214,413 and 15,210,233 shares, respectively	(127,985)	(127,386)
Total stockholders' equity	603,613	625,458
Total liabilities and stockholders' equity	$ 912,670	$ 1,020,122

Note: At September 30, 2015, Prepaid expenses and other current assets includes $15.5 million of restricted cash, which collateralize outstanding letters of credit.

NEWPARK

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited) (In thousands)	Nine Months Ended September 30, 2015	2014
Cash flows from operating activities:		
Net income (loss)	$ (7,732)	$ 78,832
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	32,668	30,925
Stock-based compensation expense	10,514	9,092
Provision for deferred income taxes	(12,240)	(5,277)
Net provision for doubtful accounts	1,176	1,226
Gain on sale of a business	-	(33,974)
Gain on sale of assets	(940)	(1,351)
Excess tax benefit from stock-based compensation	-	(1,175)
Change in assets and liabilities:		
(Increase) decrease in receivables	120,848	(60,348)
(Increase) decrease in inventories	11,190	(11,973)
Increase in other assets	(2,384)	(6,170)
Increase (decrease) in accounts payable	(38,772)	7,531
Increase (decrease) in accrued liabilities and other	(7,161)	15,544
Net cash provided by operating activities	107,167	22,882
Cash flows from investing activities:		
Capital expenditures	(51,375)	(84,710)
Increase in restricted cash	(15,500)	-
Proceeds from sale of property, plant and equipment	1,864	3,144
Proceeds from sale of a business	-	89,766
Net cash (used in) provided by investing activities	(65,011)	8,200
Cash flows from financing activities:		
Borrowings on lines of credit	7,178	54,665
Payments on lines of credit	(9,928)	(58,897)
Debt issuance costs	(1,763)	-
Other financing activities	(1,695)	(43)
Proceeds from employee stock plans	469	3,104
Purchases of treasury stock	(1,771)	(52,892)
Excess tax benefit from stock-based compensation	-	1,175
Net cash used in financing activities	(7,510)	(52,888)
Effect of exchange rate changes on cash	(5,848)	(2,644)
Net increase (decrease) in cash and cash equivalents	28,798	(24,450)
Cash and cash equivalents at beginning of year	85,052	65,840
Cash and cash equivalents at end of period	$ 113,850	$ 41,390

NEWPARK

EXPERIENCED LEADERSHIP

- **Paul Howes** President & CEO
- **Gregg Piontek** VP & CFO
- **Mark Airola** SVP, GC & Admin Officer
- **Bruce Smith** President *Fluids Systems*
- **Jeff Juergens** President *Mats & Integrated Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

MANAGEMENT BIOGRAPHIES

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services: Jeff joined Newpark in October 2010 as President of Newpark Mats & Integrated Services. Mr. Juergens has over 30 years of Oilfield Service company experience with both public and private companies. Most recently, Mr. Juergens held the position of Chief Executive Officer of B&B Oilfield Services, an oilfield wellhead equipment provider to the land and offshore customers in the Gulf of Mexico. Previously, from 2007 to 2009, he was General Manager of Omni Energy's Seismic Drilling Division. From 1997 to 2007, he served as Vice President of International Operations for SPS International, a wellbore cleanup tools and technology company, primarily responsible for developing markets in Canada and Latin America. Mr. Juergens began his career with BJ Services, spending 16 years in various sales and operations positions. Mr. Juergens has a Bachelor's Degree in Business and Economics from Arkansas State University and a Master's Degree in Business Administration from University of Phoenix.